SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

December 31, 2002
(Date of earliest event reported)

CENTILLIUM COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47211 Lakeview Boulevard
Fremont, CA 94538
(510) 771-3700
(Address including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 5.    Other Events

On December 27, 2002, Centillium Communications, Inc. (the “Company”) declared a dividend of one (1) Preferred Share Purchase Right (collectively, the “Rights”) on each share of Common Stock, par value $0.001 per share, of the Company outstanding as of the close of business on January 9, 2003. The terms of the Rights are governed by a Preferred Stock Rights Agreement, dated as of December 30, 2002 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, a copy of which is incorporated by reference as an exhibit to this Current Report on Form 8-K.

On December 31, 2002, the Company issued a press release announcing that the Company had approved adoption of the Rights Agreement. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits:

3.1[1]	Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock of Centillium Communications, Inc.

4.1[2]	Preferred Stock Rights Agreement, dated as of December 30, 2002, between Centillium Communications, Inc., a Delaware corporation, and Mellon Investor Services LLC.

99.1	Press release of Centillium Communications, Inc. issued on December 31, 2002.

1	Incorporated by reference from Exhibit 3.2 to Centillium Communications, Inc.’s Registration Statement on Form 8-A filed with the Commission on December 31, 2002.
2	Incorporated by reference from Exhibit 4.1 to Centillium Communications, Inc.’s Registration Statement on Form 8-A filed with the Commission on December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTILLIUM COMMUNICATIONS, INC.

Date:	December 31, 2002	By:	/S/ DARREL SLACK

		Name:	Darrel Slack
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

3.1[1]	Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock of Centillium Communications, Inc.

4.1[2]	Preferred Stock Rights Agreement, dated as of December 30, 2002, between Centillium Communications, Inc., a Delaware corporation, and Mellon Investor Services LLC.

99.1	Press release of Centillium Communications, Inc. issued on December 31, 2002.

1	Incorporated by reference from Exhibit 3.2 to Centillium Communications, Inc.’s Registration Statement on Form 8-A filed with the Commission on December 31, 2002.
2	Incorporated by reference from Exhibit 4.1 to Centillium Communications, Inc.’s Registration Statement on Form 8-A filed with the Commission on December 31, 2002.